                                                                    EXHIBIT 99.1




                         (HEALTH CARE REIT, INC. LOGO)




FOR IMMEDIATE RELEASE

                                             OCTOBER 22, 2003
                                             FOR MORE INFORMATION CONTACT:
                                             RAY BRAUN - (419) 247-2800
                                             MIKE CRABTREE - (419) 247-2800
                                             SCOTT ESTES - (419) 247-2800

                             HEALTH CARE REIT, INC.
                          REPORTS THIRD QUARTER RESULTS

     THIRD QUARTER FFO OF $0.72 PER DILUTED SHARE EXCLUDING PREFERRED STOCK
                               REDEMPTION CHARGE

Toledo, Ohio, October 22, 2003........HEALTH CARE REIT, INC. (NYSE/HCN) today announced operating results for its third quarter ended September 30, 2003. We continue to meet our financial and operational expectations.

"Fueled by the significant investments totaling $340 million during the quarter, we are pleased to report that we have reached $2 billion in total assets while continuing to drive FFO growth," commented George L. Chapman, chief executive officer of Health Care REIT, Inc. "We have benefited from attractive acquisition opportunities, the continued confidence of the capital markets and our recent upgrade to investment grade status by Moody's. Excluding the impact of a non-cash, non-recurring charge from our recent preferred stock redemption, we continue to demonstrate positive FFO growth and payout ratio trends."

The Board of Directors declared a dividend for the quarter ended September 30, 2003 of $0.585 per share. The dividend represents the 130th consecutive dividend payment. The dividend will be payable November 20, 2003 to stockholders of record on November 3, 2003.

SUMMARY OF THIRD QUARTER RESULTS
(In thousands, except per share data)

                                             THREE MONTHS ENDED  THREE MONTHS ENDED
                                             SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                             ------------------  ------------------
Revenues                                          $49,975             $40,148
Net Income Available to Common Stockholders       $20,601             $16,885
Funds From Operations                             $29,581             $26,662
Funds From Operations - Adjusted                  $32,371             $26,662
Net Income Per Diluted Share                      $  0.46             $  0.43
FFO Per Diluted Share                             $  0.66             $  0.68
FFO Per Diluted Share - Adjusted                  $  0.72             $  0.68
Dividend Per Share                                $ 0.585             $ 0.585
FFO Payout Ratio                                       89%                 86%
FFO Payout Ratio - Adjusted                            81%                 86%

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




Net income available to common stockholders totaled $20.6 million, or $0.46 per diluted share, for the third quarter of 2003, compared with $16.9 million, or $0.43 per diluted share, for the same period in 2002. Funds from operations totaled $29.6 million, or $0.66 per diluted share, for the third quarter of 2003, compared with $26.7 million, or $0.68 per diluted share, for the same period in 2002. Adjusted funds from operations, which excludes the preferred stock redemption charge, totaled $32.4 million, or $0.72 per diluted share, for the third quarter of 2003.


SUMMARY OF YEAR TO DATE RESULTS
(In thousands, except per share data)

                                              NINE MONTHS ENDED   NINE MONTHS ENDED
                                             SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                             ------------------  ------------------
Revenues                                          $139,833            $111,589
Net Income Available to Common Stockholders       $ 53,796            $ 42,888
Funds From Operations                             $ 86,256            $ 70,842
Funds From Operations - Adjusted                  $ 89,046            $ 70,842
Net Income Per Diluted Share                      $   1.28            $   1.18
FFO Per Diluted Share                             $   2.05            $   1.94
FFO Per Diluted Share - Adjusted                  $   2.11            $   1.94
Dividend Per Share                                $  1.755            $  1.755
FFO Payout Ratio                                        86%                 90%
FFO Payout Ratio - Adjusted                             83%                 90%


Net income available to common stockholders totaled $53.8 million, or $1.28 per diluted share, for the nine months ended September 30, 2003, compared with $42.9 million, or $1.18 per diluted share, for the same period in 2002. Funds from operations totaled $86.3 million, or $2.05 per diluted share, for the nine months ended September 30, 2003, compared with $70.8 million, or $1.94 per diluted share, for the same period in 2002. Adjusted funds from operations, which excludes the preferred stock redemption charge, totaled $89.0 million, or $2.11 per diluted share, for the nine months ended September 30, 2003.

We had a total outstanding debt balance of $903.2 million at September 30, 2003, as compared with $639.5 million at September 30, 2002, and stockholders' equity of $1.1 billion, which represents a debt to total book capitalization ratio of 45 percent. The debt to total market capitalization at September 30, 2003 was 36 percent. Our coverage ratio of EBITDA to interest was 3.64 to 1.00 for the nine months ended September 30, 2003.

PORTFOLIO UPDATE. Two assisted living facilities stabilized during the quarter and one assisted living facility in fill-up was opened after completion of construction. We ended the quarter with 17 assisted living facilities remaining in fill-up, representing nine percent of revenues. Only the facility that recently opened, representing one percent of revenues, has occupancy of less than 50 percent.

As previously announced, Alterra Healthcare Corporation (Alterra) filed for Chapter 11 bankruptcy protection on January 22, 2003. A joint venture between Fortress Investment Group LLC and Emeritus Corporation was the winning bidder at an auction held on July 17, 2003. The $76 million acquisition was approved by the bankruptcy court on July 23, 2003. Subject to confirmation of Alterra's plan of reorganization, our master lease should be assumed by the reorganized Alterra at current rental levels. A hearing on confirmation of Alterra's plan of reorganization is scheduled for October 24, 2003. Alterra has remained current on rental payments throughout the bankruptcy process.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




Also, as previously announced, Doctors Community Health Care Corporation (Doctors) filed for Chapter 11 bankruptcy protection on November 20, 2002. The assets of the Doctors debtors are currently out for bid under bankruptcy court supervision. Doctors anticipates a confirmation hearing on its plan of reorganization to be held on December 10, 2003. Doctors did not make an interest payment for the nine months ended September 30, 2003. We believe we are entitled to all accrued but unrecognized interest, however, as previously stated, we do not currently intend to recognize any interest on the loan if payment is not received.

SUPPLEMENTAL REPORTING MEASURES. FFO stands for funds from operations, the generally accepted measure of operating performance for the real estate investment trust industry. EBITDA stands for earnings before interest, taxes, depreciation and amortization. We believe that FFO and EBITDA, along with net income and cash flow provided from operating activities, are important supplemental measures because they provide investors an indication of our ability to service debt, to make dividend payments and to fund other cash needs. We primarily utilize FFO to measure our payout ratio which represents dividends paid per share divided by FFO per diluted share. We primarily utilize EBITDA to measure our interest coverage ratio which represents EBITDA divided by interest expense.

FFO and EBITDA do not represent net income or cash flow provided from operating activities as determined in accordance with generally accepted accounting principles and should not be considered as alternative measures of profitability or liquidity. Additionally, FFO and EBITDA, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Please see Exhibits 14 and 16 for reconciliations of FFO and EBITDA to net income.

RECENT ACCOUNTING PRONOUNCEMENTS. In August, we lowered net income guidance as a result of the Securities and Exchange Commission (SEC) clarification of Emerging Issues Task Force (EITF) Topic D-42. To implement the clarified accounting pronouncement, our third quarter results reflect a reduction in net income available to common stockholders resulting from a non-cash, non-recurring charge of $2.79 million, or $0.06 per diluted share, due to the redemption of our 8.875% Series B Cumulative Redeemable Preferred Stock. At that time, the National Association of Real Estate Investment Trusts (NAREIT) had not definitively pronounced the impact of this accounting clarification on its definition of FFO. Subsequently, NAREIT has issued its recommendation that preferred stock redemption charges should not be added back to net income in the calculation of FFO. We have adopted this recommendation; however, we have also disclosed FFO adjusted for the preferred stock redemption charge for enhanced clarity.

In October, NAREIT informed its member companies that the SEC is likely to change its position on certain aspects of the NAREIT FFO definition, including impairment charges. Previously, the SEC accepted NAREIT's view that impairment charges are effectively an early recognition of an expected loss on an impending sale of property and thus should be excluded from FFO similar to other gains and losses on sales. However, the SEC's clarified interpretation is that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. Based on the SEC's interpretation, we have restated our prior year FFO amounts to exclude impairment charges. This modification of FFO does not impact our net income.

OUTLOOK FOR 2003. We are revising our guidance to reflect the significant investment activity closed during the third quarter and the impact of recent accounting pronouncements. We expect to report net income available to common stockholders in the range of $1.69 to $1.72 per diluted share, and FFO in the range of $2.77 to $2.80 per diluted share for the year 2003. Excluding the impact of the preferred stock redemption charge, we expect to report adjusted FFO in the range of $2.83 to $2.86 per diluted share for the year 2003. The guidance assumes gross investments of $575-625 million, net investments of $500 million and non-recognition of interest income on the mortgage loan with Doctors Community Health Care Corporation. Please see Exhibit 15 for a reconciliation of the outlook for net income and FFO.

OUTLOOK FOR 2004. We are introducing guidance for the year 2004. We expect to report net income available to common stockholders in the range of $1.71 to $1.76 per diluted share, and FFO in the range of $3.01 to $3.06 per diluted share for the year 2004. The guidance assumes net investments of $200 million.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




Additionally, we plan to manage the company to maintain investment grade status with a capital structure consistent with our current profile. Please see Exhibit 15 for a reconciliation of the outlook for net income and FFO.

CONFERENCE CALL INFORMATION. We have scheduled a conference call on October 23, 2003, at 11:00 A.M. EDST to discuss our third quarter 2003 results, industry trends, portfolio performance and outlook for the remainder of 2003 and for 2004. To participate on the webcast, log on to www.hcreit.com or www.ccbn.com 15 minutes before the call to download the necessary software. Replays will be available for 90 days through the same Web sites. This earnings release is posted on our Web site under the heading Press Releases.

Health Care REIT, Inc., with headquarters in Toledo, Ohio, is a real estate investment trust that invests in health care facilities, primarily skilled nursing and assisted living facilities. At September 30, 2003, we had investments in 321 health care facilities in 33 states with 47 operators and had total assets of approximately $2.0 billion. For more information on Health Care REIT, Inc., via facsimile at no cost, dial 1-800-PRO-INFO and enter the company code - HCN. More information is available on the Internet at http://www.hcreit.com.

This document may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the possible expansion of our portfolio; the performance of our operators and properties; our ability to enter into agreements with new viable tenants for properties which we take back from financially troubled tenants, if any; our ability to make distributions; our policies and plans regarding investments, financings and other matters; our tax status as a real estate investment trust; our ability to appropriately balance the use of debt and equity; and our ability to access capital markets or other sources of funds. When we use words such as "believe," "expect," "anticipate," or similar expressions, we are making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Our expected results may not be achieved, and actual results may differ materially from our expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including prevailing interest rates; compliance with and changes to regulations and payment policies within the health care industry; changes in financing terms; competition within the health care and senior housing industries; and changes in federal, state and local legislation. Finally, we assume no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

                           FINANCIAL SCHEDULES FOLLOW

                                      #####

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




                             HEALTH CARE REIT, INC.
                              FINANCIAL SUPPLEMENT

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(IN THOUSANDS)

                                                                            SEPTEMBER 30
                                                                   -----------------------------
                                                                       2003              2002
                                                                   -----------       -----------
ASSETS
Real estate investments:
    Real property owned
       Land                                                        $   157,608       $   105,480
       Buildings & improvements                                      1,656,499         1,187,408
       Construction in progress                                         35,335            12,791
                                                                   -----------       -----------
                                                                     1,849,442         1,305,679
       Less accumulated depreciation                                  (136,432)         (102,286)
                                                                   -----------       -----------
       Total real property owned                                     1,713,010         1,203,393

    Loans receivable
       Real property loans                                             200,292           236,046
       Subdebt investments                                              45,028            23,057
                                                                   -----------       -----------
                                                                       245,320           259,103
    Less allowance for losses on loans receivable                       (5,705)           (7,611)
                                                                   -----------       -----------
                                                                       239,615           251,492
                                                                   -----------       -----------
       Net real estate investments                                   1,952,625         1,454,885

Other assets:
       Equity investments                                                7,649             7,215
       Deferred loan expenses                                            8,098             9,708
       Cash and cash equivalents                                         8,172            21,440
       Receivables and other assets                                     55,067            39,619
                                                                   -----------       -----------
                                                                        78,986            77,982
                                                                   -----------       -----------

TOTAL ASSETS                                                       $ 2,031,611       $ 1,532,867
                                                                   ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
       Borrowings under unsecured lines of credit obligations      $   143,000       $    72,600
       Senior unsecured notes                                          615,000           515,000
       Secured debt                                                    145,164            51,937
       Accrued expenses and other liabilities                            7,323            13,688
                                                                   -----------       -----------
Total liabilities                                                      910,487           653,225

Stockholders' equity:
       Preferred stock                                                 145,150           127,500
       Common stock                                                     48,016            39,057
       Capital in excess of par value                                1,006,983           764,261
       Cumulative net income                                           641,366           565,321
       Cumulative dividends                                           (718,174)         (612,365)
       Accumulated other
          comprehensive income                                             128              (370)
       Other equity                                                     (2,345)           (3,762)
                                                                   -----------       -----------
TOTAL STOCKHOLDERS' EQUITY                                           1,121,124           879,642
                                                                   -----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 2,031,611       $ 1,532,867
                                                                   ===========       ===========

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                 SEPTEMBER 30                SEPTEMBER 30
                                                            ----------------------      ----------------------
                                                              2003          2002          2003          2002
                                                            --------      --------      --------      --------
Revenues:
       Rental income                                        $ 43,306      $ 32,182      $121,798      $ 88,423
       Interest income                                         5,797         7,127        15,927        21,022
       Commitment fees and other income                          872           839         2,108         2,144
       Prepayment fees                                             0             0             0             0
                                                            --------      --------      --------      --------
Gross revenues                                                49,975        40,148       139,833       111,589

Expenses:
       Interest expense                                       13,093         9,556        37,093        28,234
       Provision for depreciation                             12,945         9,222        35,004        25,328
       General and administrative                              2,995         2,496         8,452         7,040
       Loan expense                                              717           599         2,032         1,756
       Impairment of assets                                        0             0             0           550
       Loss on extinguishment of debt                              0             0             0           403
       Provision for loan losses                                 250           250           750           750
                                                            --------      --------      --------      --------
Total expenses                                                30,000        22,123        83,331        64,061
                                                            --------      --------      --------      --------

Income from continuing operations                             19,975        18,025        56,502        47,528

Discontinued operations:
       Gain (loss) on sales of properties                      4,278           439         4,312           584
       Income (loss) from discontinued
            operations, net                                    1,048         1,299         2,846         4,372
                                                            --------      --------      --------      --------
                                                               5,326         1,738         7,158         4,956
                                                            --------      --------      --------      --------

Net income                                                    25,301        19,763        63,660        52,484

Preferred dividends                                            1,910         2,878         7,074         9,596
Preferred stock redemption charge                              2,790             0         2,790             0
                                                            --------      --------      --------      --------

Net income available to
    common stockholders                                     $ 20,601      $ 16,885      $ 53,796      $ 42,888
                                                            ========      ========      ========      ========

Average number of common shares outstanding:
       Basic                                                  44,181        38,628        41,602        35,695
       Diluted                                                44,833        39,324        42,165        36,451

Net income available to common stockholders per share:
       Basic                                                $   0.47      $   0.44      $   1.29      $   1.20
       Diluted                                                  0.46          0.43          1.28          1.18

Funds from operations                                       $ 29,581      $ 26,662      $ 86,256      $ 70,842
Funds from operations - adjusted                              32,371        26,662        89,046        70,842

Funds from operations per share:
       Basic                                                $   0.67      $   0.69      $   2.07      $   1.98
       Diluted                                                  0.66          0.68          2.05          1.94

Funds from operations per share - adjusted:
       Basic                                                $   0.73      $   0.69      $   2.14      $   1.98
       Diluted                                                  0.72          0.68          2.11          1.94

Dividends per share                                         $  0.585      $  0.585      $  1.755      $  1.755

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




HEALTH CARE REIT, INC.
FINANCIAL SUPPLEMENT - SEPTEMBER 30, 2003

PORTFOLIO COMPOSITION ($000'S)                                         EXHIBIT 1

BALANCE SHEET DATA          # Properties    # Beds/Units       Balance        % Balance
                            ------------    ------------       -------        ---------
    Real Property                   298          26,122      $1,713,010              88%
    Loans Receivable                 23           2,689         200,292              10%
    Subdebt Investments               0               0          45,028               2%
                             ----------      ----------      ----------      ----------
    Total Investments               321          28,811      $1,958,330             100%



INVESTMENT DATA                   # Properties    # Beds/Units   Investment (1)   % Investment
                                  ------------    ------------   --------------   ------------
    Assisted Living Facilities            217          14,017      $1,186,796              61%
    Skilled Nursing Facilities             96          13,490         632,303              32%
    Specialty Care Facilities               8           1,304         145,926               7%
                                   ----------      ----------      ----------      ----------
    Real Estate Investments               321          28,811      $1,965,025             100%

NOTES: (1)   REAL ESTATE INVESTMENTS INCLUDE GROSS REAL ESTATE INVESTMENTS AND
             CREDIT ENHANCEMENTS WHICH AMOUNTED TO $1,958,330,000 AND
             $6,695,000, RESPECTIVELY.



REVENUE COMPOSITION ($000'S)                                           EXHIBIT 2

                                      Three Months Ended            Nine Months Ended
                                      September 30, 2003           September 30, 2003
                                      ------------------           ------------------
REVENUE BY INVESTMENT TYPE (1)
    Real Property                   $ 45,570            88%      $129,289            89%
    Loans Receivable                   5,455            11%        15,217            10%
    Subdebt Investments                  491             1%         1,160             1%
                                    --------      --------       --------      --------
    Total                           $ 51,516           100%      $145,666           100%

REVENUE BY FACILITY TYPE (1)
    Assisted Living Facilities      $ 27,107            53%      $ 80,499            55%
    Skilled Nursing Facilities        21,385            42%        56,513            39%
    Specialty Care Facilities          3,024             5%         8,654             6%
                                    --------      --------       --------      --------
    Total                           $ 51,516           100%      $145,666           100%

NOTES: (1)   REVENUES INCLUDE GROSS REVENUES AND REVENUES FROM DISCONTINUED
             OPERATIONS.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




OPERATOR CONCENTRATION ($000'S)                                        EXHIBIT 3

CONCENTRATION BY INVESTMENT                # Properties     Investment      % Investment
                                           ------------     ----------      ------------
    Emeritus Corporation                            30      $  233,320              12%
    Southern Assisted Living, Inc.                  46         212,746              11%
    Commonwealth Communities L.L.C.                 14         201,100              10%
    Life Care Centers of America, Inc.              17         118,591               6%
    Home Quality Management, Inc.                   19         113,631               6%
    Remaining Operators (42)                       195       1,085,637              55%
                                            ----------      ----------      ----------
    Total                                          321      $1,965,025             100%

CONCENTRATION BY REVENUE                   # Properties     Revenue (1)      % Revenue
                                           ------------     -----------      ---------
    Commonwealth Communities L.L.C.                 14      $   20,837              14%
    Alterra Healthcare Corporation                  45          11,220               8%
    Home Quality Management, Inc.                   19          10,830               7%
    Life Care Centers of America, Inc.              17          10,732               7%
    Merrill Gardens L.L.C.                          11          10,599               7%
    Remaining Operators (42)                       215          81,448              57%
                                            ----------      ----------      ----------
    Total                                          321      $  145,666             100%

NOTES: (1)   NINE MONTHS ENDED SEPTEMBER 30, 2003.



GEOGRAPHIC CONCENTRATION ($000'S)                                      EXHIBIT 4

CONCENTRATION BY REGION                    # Properties     Investment      % Investment
                                           ------------     ----------      ------------
    South                                          197      $  985,957              50%
    Northeast                                       44         408,727              21%
    Midwest                                         43         305,216              16%
    West                                            37         265,125              13%
                                            ----------      ----------      ----------
    Total                                          321      $1,965,025             100%

CONCENTRATION BY STATE                     # Properties     Investment      % Investment
                                           ------------     ----------      ------------
    Massachusetts                                   24      $  271,097              14%
    North Carolina                                  45         206,992              11%
    Florida                                         33         176,838               9%
    Ohio                                            13         118,886               6%
    Texas                                           29         117,046               6%
    Remaining States (28)                          177       1,074,166              54%
                                            ----------      ----------      ----------
    Total                                          321      $1,965,025             100%

REVENUE BY STATE                           # Properties     Revenue (1)      % Revenue
                                           ------------     -----------      ---------
    Massachusetts                                   24      $   24,665              17%
    Florida                                         33          14,976              10%
    Texas                                           29          12,209               8%
    Ohio                                            13           9,006               6%
    Tennessee                                       18           7,824               5%
    Remaining States (28)                          204          76,986              54%
                                            ----------      ----------      ----------
    Total                                          321      $  145,666             100%

NOTES: (1)   NINE MONTHS ENDED SEPTEMBER 30, 2003.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




COMMITTED INVESTMENT BALANCES                                          EXHIBIT 5
($000's except Investment per Bed/Unit)

                                                                 Committed      Investment
                               # Properties    # Beds/Units     Balance (1)    per Bed/Unit
                               ------------    ------------     -----------    ------------
Assisted Living Facilities             217          14,017      $1,205,456      $   86,000
Skilled Nursing Facilities              96          13,490         632,303          46,872
Specialty Care Facilities                8           1,304         152,143         116,674
                                ----------      ----------      ----------      ----------
Total                                  321          28,811      $1,989,902            -na-

NOTES: (1)   COMMITTED BALANCE INCLUDES GROSS REAL ESTATE INVESTMENTS, CREDIT
             ENHANCEMENTS AND UNFUNDED COMMITMENTS FOR WHICH INITIAL FUNDING HAD
             COMMENCED.



LEASE UP STATISTICS ON ASSISTED LIVING FACILITIES ($000'S)             EXHIBIT 6

                                     Average Months
OCCUPANCY              # Properties   in Operation   Revenue (1)    % of Revenue
---------              ------------   ------------   -----------    ------------
    0% - 50%                   1              1        $   822              1%
    50% - 70%                  5             34          6,097              4%
    70% +                     11             31          5,594              4%
                         -------        -------        -------        -------
                              17           -na-        $12,513              9%

NOTES: (1)   INTEREST AND RENTAL INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30,
             2003.



SELECTED FACILITY DATA                                                 EXHIBIT 7

                                                                          Coverage Data
                                                     % Payor Mix       --------------------
                                                 -------------------    Before      After
                                     Census      Private    Medicare   Mgt. Fees  Mgt. Fees
                                     ------      -------    --------   ---------  ---------
Assisted Living Facilities              84%         97%          0%      1.30x      1.10x
Skilled Nursing Facilities              86%         18%         16%      1.72x      1.31x
Specialty Care Facilities               69%         14%         38%      2.00x      1.52x

                                                                         ----       ----
                                                   Weighted Averages     1.51x      1.22x

NOTES: DATA AS OF JUNE 30, 2003.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




CREDIT SUPPORT ($000'S)                                                EXHIBIT 8

                             Balance                   % Investment
                             -------                   ------------
Cross Defaulted            $1,860,454      95% of gross real estate investments
Cross Collateralized          160,889      80% of real property loans receivable
Master Leases               1,372,198      80% of real property owned

CURRENT CAPITALIZATION ($000'S)

                                                  Balance             % Balance
                                                  -------             ---------
Borrowings Under Bank Lines                      $  143,000                   7%
Long-Term Debt Obligations                          760,164                  38%
Stockholders' Equity                              1,121,124                  55%
                                                 ----------          ----------
    Total Book Capitalization                    $2,024,288                 100%

                          LEVERAGE & PERFORMANCE RATIOS

Debt/Total Book Cap                                                 45%
Debt/Total Market Cap                                               36%
Interest Coverage                                                 3.94x 3rd Qtr.
                                                                  3.64x YTD
FFO Payout Ratio                                                    89% 3rd Qtr.
                                                                    86% YTD
FFO Payout Ratio                                                    81% 3rd Qtr.
 - Adjusted                                                         83% YTD

REVENUE MATURITIES ($000'S)                                            EXHIBIT 9

OPERATING LEASE EXPIRATIONS & LOAN MATURITIES

                   Current Lease     Current Interest      Interest and
   Year             Revenue (1)         Revenue (1)        Lease Revenue   % of Total
   ----             -----------         -----------        -------------   ----------
   2003              $    886            $  1,832            $  2,718              1%
   2004                   859                 658               1,517              1%
   2005                     0               1,392               1,392              1%
   2006                     0               4,237               4,237              2%
   2007                     0               2,716               2,716              1%
Thereafter            202,715              17,344             220,059             94%
                     --------            --------            --------       --------
   Total             $204,460            $ 28,179            $232,639            100%

NOTES: (1)   REVENUE IMPACT BY YEAR, ANNUALIZED.

DEBT MATURITIES AND PRINCIPAL PAYMENTS ($000'S)                       EXHIBIT 10

   Year          Lines of Credit (1)     Senior Notes  Secured Debt (1)      Total
   ----          -------------------     ------------  ----------------      -----
   2003               $        0          $        0      $      520      $      520
   2004                   30,000              40,000          62,328         132,328
   2005                        0                   0           2,522           2,522
   2006                  225,000              50,000           2,703         277,703
   2007                        0             175,000          14,709         189,709
   2008                        0             100,000           9,879         109,879
   2009                        0                   0          12,938          12,938
Thereafter                     0             250,000          99,565         349,565
                      ----------          ----------      ----------      ----------
   Total              $  255,000          $  615,000      $  205,164      $1,075,164

NOTES: (1)   REFLECTED AT 100% CAPACITY.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




INVESTMENT ACTIVITY ($000'S)                                          EXHIBIT 11

                                      Three Months Ended            Nine Months Ended
                                      September 30, 2003           September 30, 2003
                                      ------------------           ------------------
FUNDING BY INVESTMENT TYPE
    Real Property                   $310,828            91%      $477,044            91%
    Loans Receivable                   6,753             2%        20,136             4%
    Subdebt Investments               22,588             7%        26,721             5%
                                    --------      --------       --------      --------
    Total                           $340,169           100%      $523,901           100%

FUNDING BY FACILITY TYPE
    Assisted Living Facilities      $321,595            95%      $384,550            73%
    Skilled Nursing Facilities        10,741             3%       114,850            22%
    Specialty Care Facilities          7,833             2%        24,501             5%
                                    --------      --------       --------      --------
    Total                           $340,169           100%      $523,901           100%

DISPOSITION ACTIVITY ($000'S)
                                                                      EXHIBIT 12

                                      Three Months Ended          Nine Months Ended
                                      September 30, 2003         September 30, 2003
                                      ------------------         ------------------
DISPOSITIONS BY INVESTMENT TYPE
    Real Property                    $44,494           82%      $44,749           59%
    Loans Receivable                  10,073           18%       30,631           41%
                                     -------      -------       -------      -------
    Total                            $54,567          100%      $75,380          100%

DISPOSITIONS BY FACILITY TYPE
    Assisted Living Facilities       $45,297           83%      $66,110           88%
    Skilled Nursing Facilities         9,270           17%        9,270           12%
                                     -------      -------       -------      -------
    Total                            $54,567          100%      $75,380          100%

DISCONTINUED OPERATIONS ($000'S)                                      EXHIBIT 13

                                            Three Months Ended       Nine Months Ended
                                            September 30, 2003      September 30, 2003
                                            ------------------      ------------------
REVENUES
Rental income                                     $1,541                  $5,833

EXPENSES
Interest expense                                     180                   1,219
Provision for depreciation                           313                   1,768
                                                  ------                  ------

Income (loss) from discontinued
    operations, net                               $1,048                  $2,846


3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




FUNDS FROM OPERATIONS RECONCILIATION                                  EXHIBIT 14
(Amounts in 000's except per share data)

                                                        Three Months Ended                    Nine Months Ended
                                                           September 30                          September 30
                                                 ------------------------------        ------------------------------
                                                     2003               2002               2003               2002
                                                 -----------        -----------        -----------        -----------
Net income available to common stockholders      $    20,601        $    16,885        $    53,796        $    42,888
Provision for depreciation (1)                        13,258             10,216             36,772             28,538
Loss (gain) on sales of properties                    (4,278)              (439)            (4,312)              (584)
                                                 -----------        -----------        -----------        -----------
Funds from operations                                 29,581             26,662             86,256             70,842
Preferred stock redemption charge                      2,790                  0              2,790                  0
                                                 -----------        -----------        -----------        -----------
Funds from operations - adjusted                 $    32,371        $    26,662        $    89,046        $    70,842

Average common shares outstanding:
      Basic                                           44,181             38,628             41,602             35,695
      Diluted                                         44,833             39,324             42,165             36,451

Per share data:
Net income available to common stockholders
      Basic                                      $      0.47        $      0.44        $      1.29        $      1.20
      Diluted                                           0.46               0.43               1.28               1.18

Funds from operations
      Basic                                      $      0.67        $      0.69        $      2.07        $      1.98
      Diluted                                           0.66               0.68               2.05               1.94

Funds from operations - adjusted
      Basic                                      $      0.73        $      0.69        $      2.14        $      1.98
      Diluted                                           0.72               0.68               2.11               1.94

FFO PAYOUT RATIO
Dividends per share                              $     0.585        $     0.585        $     1.755        $     1.755
FFO per diluted share                            $      0.66        $      0.68        $      2.05        $      1.94
                                                 -----------        -----------        -----------        -----------
      FFO payout ratio                                    89%                86%                86%                90%

FFO PAYOUT RATIO - ADJUSTED
Dividends per share                              $     0.585        $     0.585        $     1.755        $     1.755
FFO per diluted share - adjusted                 $      0.72        $      0.68        $      2.11        $      1.94
                                                 -----------        -----------        -----------        -----------
      FFO payout ratio - adjusted                         81%                86%                83%                90%

NOTES: (1)   PROVISION FOR DEPRECIATION INCLUDES PROVISION FOR DEPRECIATION FROM
             DISCONTINUED OPERATIONS.

3Q03 EARNINGS RELEASE                                           OCTOBER 22, 2003




FFO OUTLOOK RECONCILIATION                                            EXHIBIT 15
(Amounts in 000's except per share data)

                                                        Year Ended                      Year Ended
                                                     December 31, 2003               December 31, 2004
                                                 -------------------------       ------------------------
                                                    Low             High            Low            High
                                                 ---------       ---------       ---------      ---------
Net income available to common stockholders      $  74,212       $  75,512       $  85,500      $  88,000
Loss (gain) on sales of properties                  (4,312)         (4,312)
Provision for depreciation (1)                      52,000          52,000          65,000         65,000
                                                 ---------       ---------       ---------      ---------
Funds from operations                              121,900         123,200       $ 150,500      $ 153,000
Preferred stock redemption charge                    2,790           2,790
                                                 ---------       ---------
Funds from operations - adjusted                 $ 124,690       $ 125,990

Average common shares outstanding (diluted)         44,000          44,000          50,000         50,000

Per share data (diluted):
Net income available to common stockholders      $    1.69       $    1.72       $    1.71      $    1.76
Funds from operations                                 2.77            2.80            3.01           3.06
Funds from operations - adjusted                      2.83            2.86

NOTES: (1)   PROVISION FOR DEPRECIATION INCLUDES PROVISION FOR DEPRECIATION FROM
             DISCONTINUED OPERATIONS.


EBITDA RECONCILIATION ($000'S)                                        EXHIBIT 16

                                      Three Months Ended           Nine Months Ended
                                         September 30                September 30
                                         ------------                ------------
                                      2003          2002          2003          2002
                                    --------      --------      --------      --------
Net income                          $ 25,301      $ 19,763      $ 63,660      $ 52,484
Provision for depreciation (1)        13,258        10,216        36,772        28,538
Interest expense (1)                  13,273        10,450        38,312        30,480
Capitalized interest                     490             0         1,128             0
Amortization (2)                       1,667         1,037         2,855         2,961
Provision for loan losses                250           250           750           750
                                    --------      --------      --------      --------
EBITDA                              $ 54,239      $ 41,716      $143,477      $115,213

INTEREST COVERAGE RATIO
Interest expense (1)                $ 13,273      $ 10,450      $ 38,312      $ 30,480
Capitalized interest                     490             0         1,128             0
                                    --------      --------      --------      --------
      Total interest                  13,763        10,450        39,440        30,480
EBITDA                                54,239        41,716       143,477       115,213
                                    --------      --------      --------      --------
      Interest coverage ratio           3.94x         3.99x         3.64x         3.78x

NOTES: (1)   PROVISION FOR DEPRECIATION AND INTEREST EXPENSE INCLUDE PROVISION
             FOR DEPRECIATION AND INTEREST EXPENSE FROM DISCONTINUED OPERATIONS.

       (2) AMORTIZATION INCLUDES AMORTIZATION OF DEFERRED LOAN EXPENSES, RESTRICTED STOCK AND STOCK OPTIONS.